UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-9521

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     180 Maiden Lane, New York, N.Y. 10038

                      Nomura Asset Management U.S.A. Inc.
                     180 Maiden Lane, New York, N.Y. 10038

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   February 29, 2004

Date of reporting period:  February 29, 2004

ITEM 1.  REPORT TO SHAREHOLDERS
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

                           JAPAN SMALLER CAPITALIZATION FUND, INC.



                                                                 April 22, 2004


To Our Shareholders:

  We present the Annual Report of Japan             The Fund underperformed the JASDAQ
Smaller Capitalization Fund, Inc. (the            Index by 38.7 percentage points and under-
"Fund") for the fiscal year ended February        performed the OTC Index by 5.1 percent-
29, 2004. The Net Asset Value per share           age points during the year. Disappointing
("NAV") of the Fund increased by 63.8% for        performances from some of the Fund's
the year. The closing market price of the         holdings in sectors such as Consumption
Fund on February 29, 2004, on the New             and Information/Systems, and the underex-
York Stock Exchange was $10.79 repre-             posure to major internet-related issues with
senting a premium of 14.8% to the NAV of          large market capitalizations, such as Yahoo
$9.40. The net assets of the Fund amounted        Japan and Rakuten, had a negative impact
to $149,011,877 on February 29, 2004.             on the relative performance.

  The TOPIX, consisting of all companies            The NAV of the Fund increased by 8.2%
listed on the Tokyo Stock Exchange (the           for the quarter ended February 29, 2004.
"TSE") First Section, increased by 43.1%          During the same period, the TOPIX and the
and the Nikkei Average Index (a price             Nikkei Average Index decreased by 8.5%
weighted index of 225 leading stocks on the       and 9.6%, respectively, and the OTC Index
TSE) increased by 42.9%, in United States         and the JASDAQ Index increased by 11.4%
("U.S.") dollar terms, for the year ended         and 10.4%, respectively, in U.S. dollar
February 29, 2004. The Nikkei JASDAQ              terms. For the quarter ended February 29,
Average Index (the "OTC Index"), a price-         2004, the Fund underperformed the OTC
weighted index of the quotations of the           Index and the JASDAQ Index by 3.2
OTC registered stocks increased by 68.8%,         percentage points and 2.3 percentage
and the Index of the Japan Securities Deal-       points, respectively.
ers Association Quotation System (the
"JASDAQ Index"), a capitalization-weighted        The Portfolio
index of all OTC stocks, increased by
102.5%, respectively, in U.S. dollar terms,         The Fund's equity exposure rose to
during the same period. The Japanese yen          98.5% at February 29, 2004 from 96.4%
("Yen") appreciated by 7.6% against the           at November 30, 2003. The Fund was
U.S. dollar during the year.                      diversified into 98 issues, of which 57




                                      2


issues were OTC stocks, 25 were other              The JASDAQ market saw a temporary
smaller capitalization stocks and 16 were        correction in the quarter ended December
TSE First Section stocks, comprising             31, 2003. Early gains in October, when the
52.6%, 30.0% and 15.9%, respectively, of         Nikkei JASDAQ Average index exceeded
net assets on February 29, 2004.                 the 1,500 level, were subsequently eroded
                                                 by profit taking in November. Investors who
                                                 had an early entry into this strong rally in
Market Review                                    2003 appeared to have chosen to lock in
                                                 some of their profits before Christmas. Sub-
  The OTC Index achieved a substantial re-       sequently, the release of some encouraging
turn of 56.0%, in local currency terms for       macroeconomic data from Japan as well as
the year ended February 29, 2004.                the U.S. contributed to strong gains toward
                                                 the end of the quarter. Overseas investors
                                                 remained active buyers of Japanese stocks.
  The Japanese stock market enjoyed a
strong rebound in the quarter ended June           The year 2004 began with the OTC index
30, 2003. Japanese equities including the        extending its strong recovery. The market
JASDAQ market began to show signs of a           found plenty of support from the favorable
nascent recovery following the announce-         performances of a number of initial public
ment of a public fund injection into the ail-    offering issues, which attracted the atten-
ing banking group Resona Holdings, while a       tion of individual investors. The OTC index
turnaround in the U.S. stock market also         again recovered the 1,500 level. After post-
helped to push Tokyo stock prices higher.        ing such strong gains in January, the market
Although most Asian markets struggled            became narrowly range-bound throughout
early in the quarter amid fears about the        much of February. However, the weakening
economic implications of the SARS out-           Yen helped the OTC index to resume its up-
break, this had little impact on Japan. The      ward trend towards the month end.
OTC index recovered the 1,000 level in mid-
April.

  The OTC index was able to extend its           Outlook and Strategy
rally through the quarter ended September
30, 2003, driven by steady performances            Following the strong surge in Japan's real
from some major JASDAQ issues including          Gross Domestic Product ("GDP") figure for
Yahoo Japan and Rakuten. The massive             the fourth quarter of 2003 the Fund has
price gains followed some encouraging do-        raised the economic growth forecasts for
mestic macroeconomic indicators, a more          fiscal 2004 to 2% from 1.8%. Nevertheless,
positive outlook for the U.S. economy, and       the Fund maintains the view that the cycli-
an improving fundamental outlook for             cal recovery will approach its peak around
Japanese companies. Buying activity from         the summer of this year. As for the stock
overseas investors continued to support the      market, Japanese stocks in aggregate
market.                                          terms are likely to remain resilient for the



                                      3


time being, as robust corporate earnings          supply from domestic investors could start
growth continues to support stock prices in       to weigh on the Tokyo market again. Cross
Japan, while ample liquidity and low interest     shareholding disposals tend to intensify
rates continue to underpin the markets            around the fiscal year end. In addition, there
globally. This global monetary support looks      may also be some frictional selling pressure
set to continue, since benign inflation con-      this year due to a change in regulations
ditions on the U.S. will tend to preclude any     governing the postal savings and insurance
increase in the Federal Funds rate this year.     scheme that will allow the post office to
                                                  transfer assets from trust banks to other
  Strong earnings growth can be observed          asset management organizations. This
mainly within the manufacturing and basic         supply pressure will be limited to the
materials sectors in Japan, so the market's       immediate term, however, and is not
fortunes remain sensitive to changes in           expected to linger in the next fiscal year.
the Yen to one U.S. dollar exchange rate.
Recent imbalances between the amount of             Stock selection remains the primary
funds used for the Bank of Japan's market         focus. The Fund will continue searching for
intervention operations, the current account      stocks that are relatively undervalued or
surplus, and direct investment toward Japan       those where fundamental changes have not
could indicate that it was speculative pres-      yet been reflected in the current share price.
sure that had pushed the Yen toward the
105-level against the U.S. dollar. Hence, the       The sector allocation strategy remains un-
latest reversal that saw the Yen decline back     changed for the moment, although the Fund
toward the 110 Yen to one U.S. dollar level       is looking for an opportunity to reduce the
can be attributed to a short covering rally in    overexposure to the Electronics sector and
the U.S. dollar, and it would be premature to     shift towards more undervalued sectors.
conclude that the greenback had marked a          While the Fund believes the market's current
turning point. Although the current exchange      resilience will prove sustainable, supported
rate is not a threat to earnings growth, a fur-   by decent corporate earnings, some
ther slide in the U.S. dollar towards the im-     Electronic sector stocks in particular are
portant psychological threshold of 100 Yen        approaching the over-valued range and it is
to one U.S. dollar would begin to neutralize      becoming harder to justify holding them.
corporate earnings growth in the Japanese
market. Currently, the Fund maintains the           We appreciate your continuing support of
view that corporate profits will grow by          your Fund.
around 10% for fiscal year 2004.
                                                  Sincerely,
  Recent announcements of strong GDP
and industrial production growth figures
have invoked another strong inflow of                    /s/
money from foreign investors. On the other        Yasushi Suzuki
hand, as the fiscal year end approaches,          President


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                               BYLAW AMENDMENTS
   On February 18, 2004, the Fund's Board of Directors, based on the unanimous recommendation of its independent Directors, approved amendments to the Fund's Bylaws and certain other elective provisions of Maryland law. The Fund is incorporated under Maryland Law. The amendments and the elections to be subject to various provisions of the Maryland General Corporation Law include provisions that, among other things, (i) require shareholders to provide notice to the Fund, normally not less than 90 or more than 120 days before the anniversary of the mailing date of the notice of the prior year's annual meeting of shareholders, of any nomination of Directors or other proposals intended for consideration at the next annual meeting of shareholders, (ii) classify the Board into three classes each with three-year terms which expire only when a successor is duly elected and qualifies, (iii) provide that shareholder meetings can be convened at shareholder request only upon the written request of shareholders entitled to vote a majority of the Fund's outstanding shares and establish procedures for shareholder-requested special meetings, and (iv) provide that a majority of the Fund's outstanding shares entitled to vote is required to elect a Director.
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                                 NEW DIRECTOR
     Effective January 1, 2004, the Fund's Board of Directors, based on the unanimous recommendation of its Nominating Committee, elected Dr. William K. Grollman as a Director to fill a vacancy among the independent Directors on the Board. Dr. Grollman is the President and co-founder of SmartPros Ltd., a leading provider of professional education programs, and a former Partner and National Director of BDOSeidman, LLP, an international accounting firm. He is also a former professor at Fordham University Graduate School of Business Administration. He received his Ph.D. degree from New York University Graduate School of Business Administration and his M.B.A. degree in accounting from New York University. Dr. Grollman, who is a non-interested Director (as defined in the Investment Company Act of 1940), will serve as the Fund's Audit Committee Financial Expert.
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                             NEW PORTFOLIO MANAGER
     On April 1, 2004, Mr. Takeshi Ebihara became the new Portfolio Manager for the Fund. Mr. Ebihara is a Portfolio Manager for the Japan Equity Team for Institutional Clients at Nomura Asset Management Co., Ltd. and the Chairman of the Japan Small-Capitalization Stock Selection Committees. He was a former analyst in the Corporate Research Department at Nomura Asset Management Co., Ltd. and a former member of the Japan Stock Selection Committee.
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                               INTERNET WEBSITE
     NAM-U.S.A. has established an Internet website which highlights history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
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                                      5


                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                  FUND HIGHLIGHTS--FEBRUARY 29, 2004
KEY STATISTICS
   Net Assets...............................................     $149,011,877
   Net Asset Value per Share................................           $ 9.40
   Closing NYSEMarket Price.................................           $10.79
   Percentage Change in Net Asset Value per Share*+.........             63.8%
   Percentage Change in NYSEMarket Price*+..................             69.1%

MARKET INDICES
   Percentage change in market indices:*

                                                                      YEN              U.S.$
                                                                      ---              -----
   TOPIX....................................................        32.2%              43.1%
   Nikkei Average...........................................        32.0%              42.9%
   JASDAQ...................................................        87.1%             102.5%
   Nikkei OTCAverage........................................        56.0%              68.8%
   *From March 1, 2003 through February 29, 2004.
   +Reflects the percentage change in share price.


ASSET ALLOCATION
   Japanese Equities
      OTCStocks.............................................                    52.6%
      Other Smaller Capitalization Stocks...................                    30.0
      TSE First Section Stocks..............................                    15.9
                                                                              ------
   Total Investments........................................                    98.5
   Other Assets Less Liabilities............................                     1.5
                                                                              ------
      Net Assets............................................                   100.0%
                                                                              ======


INDUSTRY DIVERSIFICATION
                                  % of                                               % of
                               Net Assets                                         Net Assets
                               ----------                                         ----------
Miscellaneous Manufacturing......   15.7        Food Manufacturing..................   4.2
Retail...........................   15.7        Electric............................   3.2
Services.........................   12.2        Real Estate and Warehouse...........   2.9
Chemicals and Pharmaceuticals....   11.2        Machinery and Machine Tools.........   2.5
Electronics......................   8.2         Textiles and Apparel................   2.3
Wholesale........................   6.6         Restaurants.........................   1.6
Automotive Equipment and Parts...   5.7         Banks and Finance...................   1.0
Information and Software.........   5.5


                             TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                                 Market              % of
Security                                                         Value             Net Assets
--------                                                         -----             ----------
C. Uyemura & Co., Ltd.......................................   $4,123,112              2.8
Toys R Us-Japan, Ltd........................................   3,319,954               2.2
Nitori Co., Ltd.............................................   3,007,623               2.0
T & K Toka Co., Ltd.........................................   2,967,391               2.0
Chiyoda Co., Ltd............................................   2,820,714               1.9
Exedy Corporation...........................................   2,665,937               1.8
Suruga Co., Ltd.............................................   2,662,654               1.8
Leopalace21 Corporation.....................................   2,605,950               1.7
Nichiha Corporation.........................................   2,595,260               1.7
United Arrows Corporation...................................   2,516,412               1.7

                   JAPAN SMALLER CAPITALIZATION FUND, INC.
------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Japan Smaller Capitalization Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan Smaller Capitalization Fund, Inc. (the "Fund") at February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial state- ments and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our re-sponsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac- counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York New York
April 21, 2004
------------------------------------------------------------------------------



                                     SCHEDULE OF INVESTMENTS*

                                         FEBRUARY 29, 2004
                                                                                                % of
                                                                                   Market       Net
                                                  Shares           Cost             Value      Assets
                                                  ------           ----            ------      ------

EQUITY SECURITIES
Automotive Equipment and Parts
Exedy Corporation .............................    202,400    $  1,703,184     $  2,665,937         1.8
   Automobile clutches
Musashi Seimitsu Industry Co., Ltd.............     73,000       1,358,184        2,111,487         1.4
   Ball joints, camshafts and gears
Nippon Cable Systems Inc.......................    187,300       1,698,791        2,177,309         1.5
   Control cables
Nissin Kogyo Co., Ltd..........................     68,000       1,519,767        1,524,943         1.0
                                                              ------------     ------------       -----
   Brake systems
Total Automotive Equipment and Parts...........                  6,279,926        8,479,676         5.7
                                                              ------------     ------------       -----

Banks and Finance
Ricoh Leasing Co., Ltd.........................     69,000       1,473,994        1,515,789         1.0
                                                              ------------     ------------       -----
   Credit sales and leasing

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd.................     63,230         990,131        2,170,366         1.5
   Glassfibers and insulating resins
C. Uyemura & Co., Ltd..........................    143,000       2,365,695        4,123,112         2.8
   Chemicals

                             See notes to financial statements


                          JAPAN SMALLER CAPITALIZATION FUND, INC.

                            SCHEDULE OF INVESTMENTS*--Continued

                                     FEBRUARY 29, 2004
                                                                                                  % of
                                                                                   Market          Net
                                                  Shares           Cost            Value         Assets
                                                  ------           ----            ------        ------
FP Corporation...............................      100,500    $  1,895,348     $  1,763,465         1.2
   Polystyrene and other synthetic resin
   foodware
Konishi Co., Ltd.............................      103,500       1,131,121          864,000         0.6
   Adhesives and construction sealants
Mandom Corporation...........................       69,000         962,431        1,386,316         0.9
   Cosmetic products
Matsumoto Yushi-Seiyaku Co., Ltd.............       52,000       1,014,987          970,984         0.6
   Analgesic anti-inflammatory agents
Milbon Co., Ltd..............................       51,260       1,526,033        1,205,842         0.8
   Hair-care products for beauty salons
Shizuokagas Co., Ltd.+.......................      366,000       1,024,377        1,276,394         0.8
   Natural gas supplier
T & K Toka Co., Ltd..........................      131,250       2,225,242        2,967,391         2.0
                                                              ------------     ------------     -------
   Ink for printing
Total Chemicals and Pharmaceuticals..........                   13,135,365       16,727,870        11.2
                                                              ------------     ------------     -------

Electric
Citizen Electronics Co., Ltd.................       27,900       1,277,286        2,247,323         1.5
   Electric parts
Eneserve Corporation.........................       28,000         688,269        1,166,133         0.8
   Electric generation system for supermarkets
Mirai Industry Co., Ltd......................      261,000       2,586,427        1,290,069         0.9
                                                               -----------      ------------     ------
   Plastic molded electric materials
Total Electric...............................                    4,551,982        4,703,525         3.2
                                                               -----------      ------------     ------

Electronics
Chiyoda Integre Co., Ltd.....................       82,100         913,011        2,344,641         1.6
   Electronic components
Cosel Co., Ltd...............................       76,500       1,986,521        1,967,643         1.3
   Electrical machinery
Dainippon Screen Mfg. Co., Ltd.+.............      287,000       1,116,079        2,007,030         1.3
   Electronic components
Fuji Electric Industry Co., Ltd..............       58,000         613,710          384,897         0.3
   Electronic parts
Fukuda Denshi Co.............................       39,000         961,762          828,192         0.5
   Medical electronic equipment
Kuroda Electric Co., Ltd.....................       70,700         889,579        2,485,016         1.7
   Materials and components
Toshiba Tec Corp.............................      280,000       1,126,847        1,122,563         0.8
   Electronic equipment manufacturing
UMCJapan +...................................        1,466       2,670,710        1,072,159         0.7
                                                              ------------     ------------      ------
   Semiconductor memory chips
Total Electronics............................                   10,278,219       12,212,141         8.2
                                                              ------------     ------------      ------


                             See notes to financial statements


                          JAPAN SMALLER CAPITALIZATION FUND, INC.

                            SCHEDULE OF INVESTMENTS*--Continued

                                     FEBRUARY 29, 2004
                                                                                                  % of
                                                                                   Market          Net
                                                  Shares           Cost             Value        Assets
                                                  ------           ----            ------        ------
Food Manufacturing
Arcs Co., Ltd..................................    150,480    $  1,606,660     $  1,515,130         1.0
   Supermarket chain
Ariake Japan Co., Ltd..........................     35,530         739,366        1,086,226         0.7
   Natural seasonings
Kakiyasu Honten Co., Ltd.......................     80,600         674,732          988,595         0.7
   Processed meat products, fresh meats, and
   side dishes
Ozeki Co., Ltd.................................     12,000       1,132,929          443,753         0.3
   Supermarket chain
Plenus Co., Ltd................................     63,360       1,468,613        1,423,788         1.0
   Japanese lunch-boxes
Q'sai Co., Ltd.................................    120,000         474,013          796,339         0.5
                                                              ------------     ------------      ------
   Frozen and processed foods and juice drinks
Total Food Manufacturing.......................                  6,096,313        6,253,831         4.2
                                                              ------------     ------------      ------

Information and Software
Argo Graphics Inc..............................     36,000         896,182          830,389         0.6
   Computer aided design software
CACCorp........................................    132,100       1,495,499          941,930         0.6
   Information technology services
Index Corporation..............................        568         395,185        2,391,579         1.6
   Cellular phone, internet content
Jastec Co., Ltd................................     47,000         631,062          687,899         0.5
   Business application software
Konami Computer EntertainmentTokyo, Inc........     82,960         871,645        1,685,777         1.1
   Video games software
Trend Micro Inc.+..............................     19,500       1,488,482          603,295         0.4
   Computer software, anti-virus server
Works Applications Co., Ltd.+..................        280         529,903        1,204,577         0.7
                                                              ------------     ------------      ------
   Software development
Total Information and Software ................                  6,307,958        8,345,446         5.5
                                                              ------------     ------------      ------

Machinery and Machine Tools
THK Co., Ltd...................................    132,400       4,015,427        2,320,787         1.6
   Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd............     57,800       2,342,621        1,391,432         0.9
                                                              ------------     ------------      ------
   Injection molding related machinery
Total Machinery and Machine Tools..............                  6,358,048        3,712,219         2.5
                                                              ------------     ------------      ------

Miscellaneous Manufacturing
Central Glass Co., Ltd.........................    297,000       1,565,509        1,930,160         1.3
   Glass products
Eidai Kako Co., Ltd............................     53,000         243,478          196,476         0.1
   Synthetic resin processed products

                                See notes to financial statements



                          JAPAN SMALLER CAPITALIZATION FUND, INC.
                             SCHEDULE OF INVESTMENTS*--Continued

                                     FEBRUARY 29, 2004
                                                                                                 % of
                                                                                   Market         Net
                                                   Shares           Cost           Value         Assets
                                                   ------           ----           ------        ------
Fuji Seal, Inc.................................     29,550     $   542,645     $  1,244,210         0.8
  Packing materials
Fujimi Inc.....................................     62,500       1,625,209        1,521,739         1.0
  Polishing materials for silicone wafers
Hoden Seimitsu Kako Kenkyusho Co., Ltd.........     62,000       1,015,688          398,389         0.3
  Aluminum extruding molds
Koito Industries Ltd...........................    136,000         442,495          471,799         0.3
  Electric lighting, electrical, and traffic
  signal equipment
Mani, Inc......................................     66,200         962,882        1,363,387         0.9
  Medical goods and equipment
Maruko Co., Ltd................................     73,500         865,850          666,041         0.4
  Intimate apparel
Mizuno Corporation.............................    374,000       1,279,317        1,650,050         1.1
  Sporting goods
Nichiha Corporation............................    194,600       1,739,791        2,595,260         1.7
  Ceramic exterior walls and fiber boards
Nippon Kodoshi Corp............................    188,000       2,839,396        1,608,970         1.1
  Paper for electric insulation
Nippon Signal Co., Ltd.........................    234,000       1,087,517        1,163,039         0.8
  Traffic signals
Onkyo Corp.....................................    115,000       1,053,288        1,115,789         0.8
  Multi-media products
Riso Kagaku Corporation........................     35,100       1,333,217        1,606,407         1.1
  Printing and copying machines
Secom Techno Service Co., Ltd..................     44,000       1,176,991        1,389,474         0.9
  Security systems, provides maintenance service
Shinkawa Ltd...................................     27,900         540,404          646,105         0.4
  Bonders for semiconductors
SKKaken Co., Ltd...............................     49,500       1,135,503        1,282,243         0.9
  Paints
Suruga Co., Ltd................................    141,900       2,165,222        2,662,654         1.8
                                                              ------------     ------------      ------
  Daily necessities, novelties and promotional
  items
Total Miscellaneous Manufacturing..............                 21,614,402       23,512,192        15.7
                                                              ------------     ------------      ------

Real Estate and Warehouse
Leopalace21 Corporation........................    219,000       1,928,030        2,605,950         1.7
  Builds, repairs, sells, leases and manages
  real estate properties
Nippon Kanzai Co., Ltd.........................     75,580       1,103,449        1,245,946         0.8
  Comprehensive building maintenance
Recrm Research Co., Ltd.+......................        945       1,172,070          598,572         0.4
                                                              ------------     ------------      ------
  Building management
Total Real Estate and Warehouse................                  4,203,549        4,450,468         2.9
                                                              ------------     ------------      ------


                            See notes to financial statements

                            JAPAN SMALLER CAPITALIZATION FUND, INC.

                                       FEBRUARY 29, 2004


                                                                                                 % of
                                                                                    Market        Net
                                                   Shares           Cost            Value       Assets
                                                   ------           ----            -----       ------
Restaurants
Saint Marc Co., Ltd............................     34,700    $    961,983     $  1,140,256         0.9
   Restaurants and bakery shop chain
Watami Food Service Co., Ltd...................    159,350       2,489,530        1,093,936         0.7
                                                              ------------     ------------      ------
   Restaurant chain
Total Restaurants..............................                  3,451,513        2,234,192         1.6
                                                              ------------     ------------      ------

Retail
Askul Corporation..............................     28,400       1,419,284        1,429,748         1.0
   Catalog shopping
Cawachi Limited................................     22,400       1,241,833        1,638,224         1.1
   Drug store chain
Chiyoda Co., Ltd...............................    221,700       1,565,569        2,820,714         1.9
   Specialty store chain
Edion Corporation..............................    206,000       1,006,273        1,911,982         1.3
   Consumer electronics
Kyoto Kimono Yuzen Co.,  .                             491       1,664,707        1,137,053         0.8
Ltd.
   Japanese traditional kimonos
Nissen Co., Ltd................................     83,600         350,876        1,362,087         0.9
   Mail-order business
Nitori Co., Ltd................................     49,560       1,599,142        3,007,623         2.0
   Home furnishings
Otsuka Kagu, Ltd...............................     55,900       2,237,581        2,015,982         1.4
   Furniture
Prime Network Inc..............................        396         930,215          384,220         0.3
   TV shopping business
Toys R Us-Japan, Ltd...........................    150,500       4,069,477        3,319,954         2.2
   Toy store chain
Uoriki Co., Ltd................................    208,400       1,422,799        1,730,149         1.3
   Fresh fish and sushi
   stores
USS Co., Ltd...................................     31,300         703,008        2,300,586         1.5
                                                              ------------     ------------      ------
   Automobile auction
Total Retail...................................                 18,210,764       23,058,322        15.7
                                                              ------------     ------------      ------

Services
Alps Logistics Co., Ltd........................     84,000         515,309        1,660,778         1.1
   Transportation
Bellsystem 24, Inc.............................      3,100       1,015,540          620,284         0.4
   Telemarketing
E-System Corporation +.........................        760         685,655          800,000         0.5
   Consulting services
Fullcast Co., Ltd..............................        594         970,096        1,973,656         1.3
   Human resources

                               See notes to financial statements



                            JAPAN SMALLER CAPITALIZATION FUND, INC.

                               SCHEDULE OF INVESTMENTS*--Continued

                                       FEBRUARY 29, 2004
                                                                                                  % of
                                                                                     Market        Net
                                                   Shares         Cost                Value       Assets
                                                   ------         ----                -----       ------
Leoc Japan Co., Ltd.                               123,000   $   2,593,420      $   298,352         0.2
   Nursing home caterer
Nichii Gakkan Company                               32,560       1,434,734        1,540,826         1.0
   Hospital administration services
Nissin Healthcare Food Service Co., Ltd.           107,400       1,976,466        2,261,053         1.5
   Nursing home caterer
Pasona Inc.+                                           265         704,397        1,697,941         1.1
   Human resources
Sumisho Auto Leasing Corporation                     6,800         182,552          225,318         0.2
   Auto leasing and maintenance
Toei Animation Co., Ltd.                            28,300       1,447,047        1,352,183         0.9
   Animated cartoon movies production
Tohokushinsha Film Corporation                      59,300         624,843        1,443,826         1.0

   Produces tv programs, movies and commercial
   films
Toppan Forms Co., Ltd.                             105,200       1,113,807        1,198,847         0.8
   Commercial printing
Tow Co., Ltd.                                      226,720       1,403,612        1,718,299         1.2
   Entertainment
Weathernews Inc.                                   147,300       1,816,185        1,523,561         1.0
                                                              ------------     ------------      ------
   Custom weather forecasting services
Total Services                                                  16,483,663       18,314,924        12.2
                                                              ------------     ------------      ------


Textiles and Apparel
United Arrows Limited                               53,800         972,762        2,516,412         1.7
   Casual clothes
Workman Co., Ltd.                                   43,000         691,495          873,776         0.6
                                                              ------------     ------------      ------
   Uniforms
Total Textiles and Apparel                                       1,664,257        3,390,188         2.3
                                                              ------------     ------------      ------



Wholesale
ArcLand Sakamoto Co., Ltd.                         125,400       1,502,668        1,624,174         1.1
   Home appliances
Hakuto Co., Ltd.                                   177,600       1,916,241        2,113,318         1.4
   Electric parts
Kato Sangyo Co., Ltd.                              197,000       1,393,669        2,145,812         1.4
   Processed foods
Paltac Corporation                                  85,000         701,892        1,392,677         0.9
   Cosmetics, toiletries, and other consumer
   goods
Takachiho Electric Co., Ltd.                        37,400         640,364          672,687         0.5
   Electronics parts

                               See notes to financial statements



                             JAPAN SMALLER CAPITALIZATION FUND, INC.
                                SCHEDULE OF INVESTMENTS*--Continued
                                        FEBRUARY 29, 2004
                                                                                                  % of
                                                                                    Market         Net
                                                    Shares           Cost            Value        Assets
                                                    ------           ----            -----        ------
Toba, Inc....................................       48,000     $   586,907     $    667,826         0.5
   Trading company for control systems
Toshin Denki Co., Ltd........................       72,000         892,909        1,186,270         0.8
                                                              ------------     ------------      ------
   Lighting equipment and electrical engineering
   materials
Total Wholesale..............................                    7,634,650        9,802,764         6.6
                                                              ------------     ------------      ------
TOTAL INVESTMENTS IN EQUITY SECURITIES.......                  127,744,603      146,713,547        98.5
                                                              ------------     ------------      ------
OTHER ASSETS LESS LIABILITIES, NET...........                    2,303,083        2,298,330         1.5
                                                              ------------     ------------      ------
NET ASSETS...................................                 $130,047,686     $149,011,877       100.0
                                                              ============     ============      ======

* The description following each investment is unaudited and not covered by the Report of Independent Auditors.
+ Non-income producing security.



                  Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 29, 2004.

                                 Japanese Yen    JPY(Y)   109.25 = $1.00






                                See notes to financial statements


                          JAPAN SMALLER CAPITALIZATION FUND, INC.
                            STATEMENT OF ASSETS AND LIABILITIES
                                     FEBRUARY 29, 2004


ASSETS:
   Investments in securities, at market value (cost--$127,744,603)........        $146,713,547
   Receivable for investments sold........................................             474,000
   Receivable for dividends and interest, net of withholding taxes........             245,878
   Cash or cash equivalent................................................           2,105,310
                                                                                  ------------
   Total Assets...........................................................         149,538,735
                                                                                  ------------

LIABILITIES:
   Payable for investments purchased......................................             248,666
   Accrued management fee.................................................             111,377
   Other accrued expenses.................................................             166,815
                                                                                  ------------
   Total Liabilities......................................................             526,858
                                                                                  ------------

NET ASSETS:
   Capital stock (par value of 15,846,384 shares of capital stock outstanding, authorized
   100,000,000, par value $0.10 each).....................................           1,584,638
   Paid-in capital........................................................         167,057,114
   Accumulated net realized loss on investments and foreign currency               (38,594,066)
   transactions...........................................................
   Unrealized net appreciation on investments and foreign exchange........          18,964,191
                                                                                  ------------
   Net Assets.............................................................        $149,011,877
                                                                                  ------------
   Net asset value per share..............................................               $9.40
                                                                                  ============






                       See notes to financial statements


                          JAPAN SMALLER CAPITALIZATION FUND, INC.
                                  STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED FEBRUARY 29, 2004

INCOME:

Dividend income (less $127,359 withholding taxes)................     $1,280,313
                                                                      ----------
Interest income..................................................          7,514
                                                                      ----------
      Total Income...............................................                    $ 1,287,827
                                                                                     -----------



EXPENSES:
Management fee...................................................      1,233,249
Legal fees.......................................................        174,453
Custodian fees...................................................        139,500
Auditing and tax reporting fees..................................         64,606
Shareholder reports..............................................         45,018
Directors' fees and expenses.....................................         35,090
Registration fees................................................         29,206
Annual meeting expenses..........................................         26,058
Transfer agency fees.............................................         24,130
Miscellaneous....................................................          9,882
Insurance........................................................          5,856
                                                                      ----------
      Total Expenses.............................................                      1,787,048
                                                                                     ------------
INVESTMENT LOSS--NET.............................................                       (499,221)
                                                                                     ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments.................................                     (5,808,231)
Net realized loss on foreign exchange............................                     (1,558,350)
Net realized loss on investments and foreign exchange............                     (7,366,581)
Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in foreign
   currency......................................................                     11,507,568
Change in net unrealized appreciation on investments.............                     54,440,512
                                                                                     ------------
Net realized and unrealized gain on investments and foreign
   exchange......................................................                     58,581,499
                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                    $58,082,278
                                                                                     ============




                             See notes to financial statements


                          JAPAN SMALLER CAPITALIZATION FUND, INC.

                            STATEMENT OF CHANGES IN NET ASSETS


                                                                      For the Year Ended
                                                          February 29, 2004       February 28, 2003
                                                          -----------------       -----------------

FROM INVESTMENT ACTIVITIES:
   Net investment loss..................................       ($499,221)               ($772,617)
   Net realized loss on investments.....................      (5,808,231)              (5,991,125)
   Net realized gain/(loss) on foreign exchange.........      (1,558,350)                  18,060
   Change in net unrealized appreciation/(depreciation)
     on investments and foreign exchange................      65,948,080                4,859,812
                                                            ------------             ------------
   Increase/(decrease) in net assets derived from
     investment activities..............................      58,082,278               (1,885,870)
                                                            ------------             ------------


NETASSETS:
   Beginning of year....................................      90,929,599               92,815,469
                                                            ------------             ------------
   End of year .........................................    $149,011,877             $ 90,929,599
                                                            ============             ============







                                        See notes to financial statements


                                       JAPAN SMALLER CAPITALIZATION FUND, INC.

                                            NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies                          cost if their original maturity at the date of purchase
                                                            was 60 days or less, or by amortizing their value on
  Japan Smaller Capitalization Fund, Inc. (the              the 61st day prior to maturity if their term to maturity
"Fund") is registered under the Investment Company          at the date of purchase exceeded 60 days. Securi-
Act of 1940 as a non-diversified, closed-end man-           ties and other assets for which market quotations
agement investment company. The Fund was incor-             are not readily available are valued at fair value as
porated in Maryland on January 25, 1990 and in-             determined in good faith by or under the direction of
vestment operations commenced on March 21,                  the Board of Directors of the Fund.
1990. The Fund issued to its shareholders of record
as of the close of business on October 25, 1999 non-          (b) Foreign Currency Transactions -- Transactions
transferable Rights to subscribe for up to an aggre-        denominated in Japanese Yen are recorded in the
gate of 3,804,940 shares of Common Stock of the             Fund's records at the current prevailing rate at the
Fund at a rate of one share of Common Stock for             time of the transaction. Asset and liability accounts
three Rights held ("Primary Subscription"). The Fund        that are denominated in Yen are adjusted to reflect
had the ability to increase the number of shares sub-       the current exchange rate at the end of the year.
scribed for in this offering by up to 25% of the Pri-       Transaction gains or losses resulting from changes in
mary Subscription, or an additional 951,235 shares,         the exchange rate during the reporting period or
to honor record date shareholder requests to pur-           upon settlement of foreign currency transactions are
chase more shares. During November 1999, the                included in operations for the current period.
Fund issued a total of 4,458,565 shares of Common
Stock on exercise of such Rights at the subscription          The net assets of the Fund are presented at the
price of $11.99 per share, compared to a net asset          exchange rate and market values at the end of the
value per share of $16.20 and a market value per            year. The Fund does not isolate that portion of the
share of $12.6875. Additionally, a sales load of            change in unrealized appreciation (depreciation)
3.75% was charged to each share issued. Right of-           included in the statement of operations arising as a
fering costs of approximately $546,000 and the sales        result of changes in Japanese Yen rates at February
load were charged directly against the proceeds of          29, 2004 on investments and other assets and
the Rights Offering. The following is a summary of          liabilities. Net realized foreign exchange gains or
significant accounting policies followed by the Fund.       losses includes gains or losses arising from sales of
                                                            portfolio securities, sales and maturities of short-
                                                            term securities, currency gains or losses realized be-
  (a) Valuation of Securities--Investments traded in        tween the trade and settlement dates on securities
the over-the-counter market are valued at the last re-      transactions, the difference between the amounts of
ported sales price as of the close of business on the       dividends, interest, and foreign withholding taxes
day the securities are being valued or, if none is          recorded on the Fund's books, and the U.S. dollar
available, at the mean of the bid and offer price at the    equivalent of the amounts actually received or paid.
close of business on such day or, if none is available,
the last reported sales price. Portfolio securities           (c) Security Transactions, Investment Income and
which are traded on stock exchanges are valued at           Distributions to Shareholders--Security transactions
the last sales price on the principal market on which       are accounted for on the trade date. Dividend in-
securities are traded or lacking any sales, at the last     come and distributions are recorded on the ex-
available bid price. Short-term debt securities which       dividend date and interest income is recorded on the
mature in 60 days or less are valued at amortized           accrual basis. Realized gains and losses on the sale




                                      17




                                        JAPAN SMALLER CAPITALIZATION FUND, INC.

                                        NOTES TO FINANCIAL STATEMENTS--Continued

of investments are calculated on the identified cost          (f) Use of Estimates in Financial Statement Prepa-
basis.                                                      ration -- The preparation of financial statements in
                                                            accordance with generally accepted accounting
  Distributions from net investment income and net          principles requires management to make estimates
realized gains are determined in accordance with            and assumptions that affect the reported amounts
Federal income tax regulations, which may differ            and disclosures in the financial statements. Actual
from generally accepted accounting principles. To           results could differ from these estimates.
the extent these "book/tax" differences are perma-
nent in nature (i.e., that they result from other than        (g) Concentration of Risk -- A significant portion of
timing of recognition--"temporary"), such accounts           the Fund's net assets consists of Japanese securi-
are reclassified within the capital accounts based on       ties which involve certain considerations and risks
their Federal tax-basis treatment; temporary differ-        not typically associated with investments in the
ences do not require reclassification. Dividends and        United States. In addition to the smaller size, and
distributions which exceed net realized gains for fi-       greater volatility, there is often substantially less
nancial reporting purposes, but not for tax purposes,       publicly available information about Japanese issuers
are reported as distributions in excess of net realized     than there is about U.S. issuers. Future economic
gains.                                                      and political developments in Japan could adversely
                                                            affect the value of securities in which the Fund is
  (d) Income Taxes -- A provision for United States         invested. Further, the Fund may be exposed to
income taxes has not been made since it is the in-          currency devaluation and other exchange rate fluc-
tention of the Fund to qualify as a regulated invest-       tuations.
ment company under the Internal Revenue Code and
to distribute within the allowable time limit all taxable     (h) Indemnifications--Under the Fund's organiza-
income to its shareholders.                                 tional documents its officers and directors are
                                                            indemnified against certain liabilities arising from the
  Under Japanese tax laws, a withholding tax is im-         performance of their duties to the Fund. Additionally,
posed on dividends at a rate of 7% (7% effective            in the normal course of business, the Fund enters
1/1/04 to 3/31/08; 10% effective 4/1/03 to 12/31/03;        into contracts that contain a variety of representa-
15% effective prior to 4/1/03) and on interest at a         tions which provide general indemnifications. The
rate of 10% and such withholding taxes are reflected        Fund's maximum exposure under these agreements
as a reduction of the related revenue. There is no          is unknown as this would involve future claims
withholding tax on realized gains.                          that may be made against the Fund that have not yet
                                                            occurred. However, based on experience, the Fund
  (e) Capital Account Reclassification -- For the year      expects the risk of loss to be remote.
ended February 29, 2004, the Fund's accumulated
net realized loss was increased by $853 and paid in         2. Management Agreement and
capital was decreased by $498,368, with an offset-          Transactions With Affiliated Persons
ting decrease in accumulated net investment loss of
$499,221. This adjustment was primarily the result of         Nomura Asset Management U.S.A. Inc. (the "Man-
the reclassification of foreign currency gains and the      ager") acts as the manager of the Fund pursuant to
net operating loss.                                         a management agreement. Under the agreement,
                                                            the Manager provides all office space, facilities and


                                      18




                                       JAPAN SMALLER CAPITALIZATION FUND, INC.

                                       NOTES TO FINANCIAL STATEMENTS--Continued

personnel necessary to perform its duties. Pursuant         attended, together with such Director's actual
to such management agreement, the Manager has               expenses related to attendance at meetings. Such
retained its parent company, Nomura Asset Manage-           fees and expenses for unaffiliated Directors aggre-
ment Co., Ltd. (the "Investment Adviser"), to act as        gated $35,090, for the year ended February 29,
investment adviser for the Fund.                            2004.

  As compensation for its services to the Fund, the
Manager receives a monthly fee at the annual rate of
1.10% of the value of the Fund's average weekly net         3. Purchases and Sales of Investments
assets not in excess of $50 million, 1.00% of the
Fund's average weekly net assets in excess of $50             Purchases and sales of investments, exclusive of
million but not exceeding $100 million, .90% of the         investments in foreign currencies and short-term se-
Fund's average weekly net assets in excess of $100          curities, for the year ended February 29, 2004 were
million but not exceeding $175 million, and .80% of         $33,189,487 and $35,178,815, respectively.
the Fund's average weekly net assets in excess of
$175 million. For services performed under the In-            As of February 29, 2004, net unrealized apprecia-
vestment Advisory Agreement, the Investment Ad-             tion on investments exclusive of investments in for-
viser receives a monthly fee from the Manager at the        eign currency and short-term securities for Federal
annual rate of .50% of the Fund's average weekly net        income tax purposes was $18,968,944 of which
assets not in excess of $50 million, .45% of the            $37,278,186 related to appreciated securities and
Fund's average weekly net assets in excess of $50           $18,309,242 related to depreciated securities. The
million but not in excess of $100 million, .40% of the      aggregate cost of investments, exclusive of invest-
Fund's average weekly net assets in excess of $100          ments in foreign currencies of $0, at February 29,
million but not exceeding $175 million, and .35% of         2004 for Federal income tax purposes was
the Fund's average weekly net assets in excess of           $127,744,603. The Fund has a capital loss carryfor-
$175 million. Under the Management Agreement, the           ward as of February 29, 2004 of approximately
Fund accrued fees to the Manager of $1,233,249 for          $38,594,066 of which $22,683,799 expires February
the year ended February 29, 2004. Under the Invest-         28, 2010, $6,143,866 which expires February 28,
ment Advisory Agreement, the Manager informed               2011 and $9,766,401 which expires February 29,
the Fund that the Investment Adviser earned fees of         2012.
$556,341 for the year ended February 29, 2004. At
February 29, 2004, the fee payable to the Manager,
by the Fund, was $111,377.

  Certain officers and/or directors of the Fund are officers and/or directors of the Manager.
Affiliates of Nomura Holdings, Inc. (the Manager's indirect parent) earned $448 in commissions on the execution of portfolio security transactions for the year ended February 29, 2004. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting

                              JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout the year.


                                                                  For the Year Ended
                                          -----------------------------------------------------------
                                               February 29,            February 28,      February 29,
                                               ------------            ------------      ------------
                                             2004       2003          2002       2001        2000
                                             ----       ----          ----       ----        ----
Net asset value, beginning of year..         $5.74      $5.86         $7.59    $16.39         $5.86
                                             -----      -----         -----    ------         ------
Rights offering costs*..............            --         --            --        --         (0.16)
                                             -----      -----         -----    ------         ------
  Net investment loss @.............         (0.03)     (0.05)        (0.06)    (0.09)        (0.11)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency................          3.69      (0.07)        (1.59)    (7.89)        11.99
                                             -----      -----         -----    ------         -----
  Total from investment operations..          3.66      (0.12)        (1.65)    (7.98)        11.88
Distributions to shareholders from:
  Net realized capital gains........            --         --         (0.08)    (0.82)           --
  Net investment income.............            --         --            --        --            --
                                             -----      -----         -----    ------         -----
Total distributions.................          0.00      (0.00)        (0.08)    (0.82)         0.00
Decrease in net asset value due to
  shares issued through rights
  offering*.........................            --         --            --        --         (1.19)
                                             -----      -----         -----     -----        ------
Net asset value, end of year........         $9.40      $5.74         $5.86     $7.59        $16.39
                                             =====      =====         =====     =====        ======
Market value, end of year...........        $10.79      $6.38         $5.53     $6.89        $11.00
Total investment return+............         69.1%      15.4%        (18.6%)   (31.1%)        76.0%
Ratio to average net
assets/supplemental data:
  Net assets, end of period (in 000)      $149,012    $90,930       $92,815  $120,275      $259,766
  Operating expenses................         1.47%      1.63%         1.58%     1.33%         1.33%
  Net investment loss...............        (0.41%)    (0.75%)       (0.84%)   (0.76%)       (0.88%)
Portfolio turnover..................           28%        28%           38%       78%           50%

+ Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
*  Decrease is due to rights offering (see note 1).
@  Based on average shares outstanding.

                            JAPAN SMALLER CAPITALIZATION FUND, INC.
                        Supplemental Shareholder Information (Unaudited)

   The 2003 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on November 12, 2003. The purpose of the meeting was to elect five Directors to serve for the ensuing year; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

   At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., Yasushi Suzuki, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:


1. To elect the Fund's Board of Directors:


                                                          % of        Shares Voted        % of
                                        Shares Voted  outstanding      Withhold        outstanding
                                            For          Shares       Authority          Shares
                                        ------------  -----------      --------        -----------

William G. Barker, Jr............          12,622,007          79.6        111,515           0.7

Yasushi Suzuki...................          12,632,857          79.7        100,665           0.6

Chor Weng Tan....................          12,644,585          79.8         88,937           0.5

Arthur R. Taylor.................          12,623,115          79.6        110,407           0.7

John F. Wallace..................          12,626,072          79.7        107,450           0.6



                                             JAPAN SMALLER CAPITALIZATION FUND, INC.
                                          INFORMATION PERTAINING TO BOARD OF DIRECTORS

Certain biographical and other information relating to each Director who is an "interested person," as defined in the Investment Company Act of 1940
("Investment Company Act"), of the Fund is set forth below:


                                                                                                                        Other
                                           Term of                                                  Number of           Public
                          Position(s)      Office and                                             Funds in the      Directorships
Name, Address and Age    Held with the     Length of             Principal Occupation(s)          Fund Complex       Held by the
    of Director              Fund         Time Served            During Past Five Years            Overseen*           Director
---------------------    -------------  ---------------   ------------------------------------   ----------------   --------------
Yasushi Suzuki (49)**    President      President          President of the Fund since May        2 registered      None
180 Maiden Lane          and Director   and Director       2003; President and Director of        investment
New York, New York                      since May          Nomura Asset Management U.S.A.         companies
10038                                   2003               Inc. ("NAM-U.S.A.") since May          consisting of
                                                           2003; Management Executive of          2 portfolios
                                                           Nomura Asset Management Co.,
                                                           Ltd. ("NAM") from 1998 to April
                                                           2003.

John F. Wallace (75)***  Director       Director           Vice President of the Fund from        2 registered      None
17 Rhoda Street                         since 1993         1997 to 2000 and Secretary and         investment
West Hempstead,                                            Treasurer of the Fund from 1990        companies
New York 11552                                             to 1997; Senior Vice President of      consisting of
                                                           NAM-U.S.A. from 1981 to 2000, 2
                                                           portfolios Secretary from 1976 to
                                                           2000, Treasurer from 1984 to 2000
                                                           and Director from 1986 to 2000.


------------------
 *  In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
    Inc.
 ** Mr. Suzuki is a director and President of Korea Equity Fund, Inc. for which
    NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Suzuki is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM. Effective May 8, 2003, Mr. Kazuhiko Hama resigned as President and Director of the Fund and Mr. Yasushi Suzuki was elected as President and Director of the Fund.
*** Mr. Wallace is a director of Korea Equity Fund, Inc. for which NAM-U.S.A.
    acts as manager and for which NAM acts as investment adviser. Mr. Wallace is an "interested person," as defined in the Investment Company Act, of the Fund based on the positions he has previously held with the Fund and NAM-U.S.A.

                             JAPAN SMALLER CAPITALIZATION FUND, INC.

Certain biographical and other information relating to the Directors who are not "interested persons," as de- fined in the Investment Company Act of 1940, of the Fund is set forth below:



                                                                                                                           Other
                                                Term of                                               Number of           Public
                              Position(s)       Office and                                          Funds in the      Directorships
Name, Address and Age        Held with the      Length of           Principal Occupation(s)         Fund Complex       Held by the
    of Director                  Fund          Time Served          During Past Five Years           Overseen*           Director
---------------------        -------------   ---------------  -----------------------------------  ----------------   -------------
William G. Barker, Jr. (71)  Director         Director         Consultant to the television         2 registered      None
111 Parsonage Road                            since 1993       industry since 1991.                 investment
Greenwich, Connecticut                                                                              companies
06830                                                                                               consisting of
                                                                                                    2 portfolios

Chor Weng Tan (68)          Director          Director         Managing Director for Education,     2 registered      None
3 Park Avenue                                 since 1993       The American Society of Mechan-      investment
New York, New York                                             ical Engineers since 1991; Direc-    companies
10016                                                          tor, U.S.-China Education Foun-      consisting of
                                                               dation since 1992.                   2 portfolios

Arthur R. Taylor (68)       Director          Director         President of Muhlenberg College      2 registered      None
339 North Leh Street                          since 1993       from 1992 to 2002.                   investment
Allentown, Pennsylvania                                                                             companies
18104                                                                                               consisting of
                                                                                                    2 portfolios


* Each director is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as invest- ment adviser, and each is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a mem- ber of the Audit and Nominating Committees of the Fund.

                                            JAPAN SMALLER CAPITALIZATION FUND, INC.
                                       INFORMATION PERTAINING TO THE OFFICERS OF THE FUND

Certain biographical and other information relating to the officers of the Fund is set forth below:


Name, Address* and            Position(s) Held with    Term of Office** and                  Principal Occupation(s)
  Age of Officers                   the Fund           Length of Time Served                 During Past Five Years
---------------               ---------------------    ---------------------    ---------------------------------------------

Yasushi Suzuki (49)           President and            President since 2003     President and Director of NAM-U.S.A. since
                              Director                                          May 2003; Management Executive of NAM
                                                                                from 1998 to April 2003.

Keisuke Haruguchi (53)        Vice President           Vice President since     Senior Vice President and Director of NAM-
                                                       1999                     U.S.A. since 1999; Senior Manager of NAM
                                                                                from 1997 to 1998.

Kenneth L. Munt (57)          Vice President           Vice President since     Senior Vice President and Secretary of NAM-
                                                       2001                     U.S.A. since 1999; Senior Vice President of Hu-
                                                                                man Resources for Middlesex Mutual Assur-
                                                                                ance Company from 1996 to 1999.

Rita Chopra-Brathwaite        Treasurer                Treasurer since 2002     Vice President of NAM-U.S.A. since 2001: As-
(35)                                                                            sistant Vice President of NAM-U.S.A. from 1999
                                                                                to 2000. Senior Accounting Manager from 1997
                                                                                to 1998.

Neil Daniele (43)             Secretary                Secretary since 2002     Senior Vice President of NAM U.S.A. Inc. since
                                                                                2002; Vice President and Compliance Officer of
                                                                                Munich Re Capital Management Corp. from
                                                                                2001 to 2002; Vice President of AIGGlobal
                                                                                Investment Group, Inc. from 2000 to 2001;
                                                                                Compliance Officer from 1996 to 2000.

--------------------
*    The address of each officer listed above is 180 Maiden Lane, New York, New York 10038.
**   Elected by and serves at the pleasure of the Board of
     Directors.
***  Effective May 8, 2003, Mr. Kazuhiko Hama resigned as President and
     Director of the Fund and Mr. Yasushi Suzuki was elected as President and Director of the Fund.

                      JAPAN SMALLER CAPITALIZATION FUND, INC.

           REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

    Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

   Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

   To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a "country fund", emphasizing a smaller capitalization segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.


                                  JAPAN SMALLER CAPITALIZATION FUND, INC.

                                         DIVIDEND REINVESTMENT PLAN


The Dividend Reinvestment Plan (the "Plan")              by dividing such amount, less brokerage com-
is available automatically for any holder of Com-        mission, by the per share market price.
mon Stock with shares registered in his/her own
name who wishes to purchase additional shares              Purchases will be made by the Plan Agent
with income dividends or capital gains distribu-         from time to time on the New York Stock Ex-
tions received on shares owned, unless such              change (the "Exchange") or elsewhere to satisfy
shareholder elects to receive all dividends and          dividend and distribution investment require-
capital gain distributions in cash, paid by check        ments under the Plan. Purchases will be sus-
and mailed to the shareholder. If a shareholder          pended on any day when the closing price (or the
holds shares in his/her own name, communica-             mean between the closing bid and ask prices if
tions regarding the Plan should be addressed to          there were no sales) of the shares on the Ex-
the Plan Agent, Equiserve Trust Company, N.A.,           change on the preceding trading day was higher
150 Royall Street, Canton, Massachusetts                 than the net asset value per share. If on the divi-
02021. Under the Plan, shareholders appoint the          dend payable date, purchases by the Fund are
Plan Agent to reinvest dividends and distribu-           insufficient to satisfy dividend or distribution
tions in shares of the Fund. Such shares will be         investments and on the last trading day immedi-
acquired by the Plan Agent for shareholders ei-          ately preceding the dividend payable date the
ther through open market purchases if the Fund           closing price or the mean between the closing
is trading at a discount or through the issuance of      bid and ask prices of the shares is lower than or
authorized but unissued shares if the Fund is            the same as the net asset value per share, the
trading at net asset value or a premium. If the          Plan Agent will continue to purchase shares until
market price of a share on the payable date of a         all investments by shareholders have been com-
dividend or distribution is at or above the Fund's       pleted or the closing price or the mean between
net asset value per share on such date, the num-         the bid and ask prices of the shares becomes
ber of shares to be issued by the Fund to each           higher than the net asset value, in which case the
shareholder receiving shares in lieu of cash divi-       Fund will issue the necessary additional shares
dends or distributions will be determined by di-         from authorized but unissued shares. If on the
viding the amount of the cash dividends or distri-       last trading day immediately preceding the divi-
butions to which such shareholder would be               dend payable date, the closing price or the mean
entitled by the greater of the net asset value per       between the bid and ask prices of the shares is
share on such date or 95% of the market price of         higher than the net asset value per share and if
a share on such date. If the market price of a           the number of shares previously purchased on
share on such distribution date is below the net         the Exchange or elsewhere is insufficient to sat-
asset value per share, the number of shares to be        isfy dividend investments, the Fund will issue the
issued to such shareholders will be determined           necessary additional shares from authorized but



                                      26




unissued shares. There will be no brokerage              name of a broker or other nominee, such person
charges with respect to shares issued directly by        should be contacted regarding changes in partic-
the Fund to satisfy the dividend investment re-          ipation in the Plan. Upon withdrawal from the
quirements. However, each participant will pay a         Plan, the Plan Agent will deliver to the share-
pro rata share of brokerage commissions in-              holder a certificate or certificates for the appro-
curred with respect to the Fund's open market            priate number of full shares and a cash payment
purchases of shares. In each case, the cost per          for any fractional shares. In lieu of receiving a
share of shares purchased for each shareholder's         certificate, the shareholder may request the Plan
account will be the average cost, including bro-         Agent to sell part or all of the shareholder's
kerage commissions, of any shares purchased in           shares at the market price and remit the pro-
the open market plus the cost of any shares is-          ceeds to the shareholder, net of any brokerage
sued by the Fund. For the fiscal year ended Feb-         commissions. A $2.50 fee will be charged by the
ruary 29, 2004, the Fund did not issue any new           Plan Agent upon any cash withdrawal or termi-
shares for dividend reinvestment purposes.               nation. An election to withdraw from the Plan will,
                                                         until such election is changed, be deemed to be
  Shareholders who elect to hold their shares            an election by a shareholder to take all subse-
in the name of a broker or other nominee should          quent distributions in cash. An election will be
contact such broker or other nominee to deter-           effective only for a dividend or distribution if it
mine whether they may participate in the Plan. To        is received by the Plan Agent not less than 10 days
the extent such participation is permitted, the          prior to such record date.
Plan Agent will administer the Plan on the basis
of the number of shares certified from time to             The Plan Agent will maintain all sharehold-
time by the broker as representing the total             ers' accounts in the Plan, and furnish written
amount registered in the shareholder's name and          confirmation of all transactions in such account,
held for the account of beneficial owners who are        including information needed by shareholders for
participating in such Plan. Shareholders that par-       tax records. Shares in the account of each Plan
ticipate in the Plan holding shares in a brokerage       participant may be held by the Plan Agent in non-
account may not be able to transfer the shares to        certificated form in the name of the participant,
another broker and continue to participate in the        and each shareholder's proxy will include those
Plan. Shareholders who are participating in the          shares purchased or received pursuant to the
Plan may withdraw from the Plan at any time.             Plan.
There will be no penalty for withdrawal from the
Plan, and shareholders who have previously                 The automatic reinvestment of dividends
withdrawn from the Plan may rejoin it at any time.       will not relieve participants of any income taxes
Changes in participation in the Plan should be           that may be payable (or required to be withheld)
made by contacting the Plan Agent if the shares          on such dividends. Shareholders receiving divi-
are held in the shareholder's own name and must          dends or distributions in the form of additional
be in writing and should include the share-              shares pursuant to the Plan should be treated for
holder's name and address as they appear on the          Federal income tax purposes as receiving a dis-
account registration. If the shares are held in the      tribution in an amount equal to the amount of




                                      27


money that the shareholders receiving cash divi-         the record date for such dividend. There is no
dends or distributions will receive and should           service charge to participants in the Plan; how-
have a cost basis in the shares received equal to        ever, the Fund reserves the right to amend the
such amount.                                             Plan to include a service charge payable by the
                                                         participants. All correspondence concerning the
  The Fund reserves the right to amend or ter-           Plan, including requests for additional informa-
minate the Plan as applied to any dividend paid          tion about the Plan, should be directed to the
subsequent to written notice of the change sent          Plan Agent.
to participants in the Plan at least 90 days before






                      SHAREHOLDERS ACCOUNT INFORMATION
------------------------------------------------------------------------------
Shareholders whose accounts are held in their own name may contact the Fund's transfer agent,Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------

                                                    ===========================
                                                    ===========================
BOARD OF DIRECTORS
William G. Barker, Jr.
William K. Grollman
Yasushi Suzuki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Yasushi Suzuki, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura.com
                                                                  JAPAN
INVESTMENT ADVISOR                                       Smaller Capitalization
Nomura Asset Management Co., Ltd.                               Fund, Inc.
1-12-1-Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019
                                                               ANNUAL REPORT
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP                                   FEBRUARY 29, 2004
1177 Avenue of the Americas
New York, New York 10036-2798

JAPAN SMALLER CAPITALIZATION FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

-----------------------------------------------

This Report, including the Financial Statements,
is transmitted to the Shareholders of Japan
Smaller Capitalization Fund, Inc. for their
information. This is not a prospectus, circular
or representation intended for use in the
purchase of shares of the Fund or any securities
mentioned in the Report.                            ===========================
                                                    ===========================

ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------
(a) As of February 29, 2004, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended February 29, 2004 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.
(d)  Not applicable.
(e)  Not applicable.
(f)  A copy of the Registrant's code of ethics is attached as an exhibit.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
______________________________________________________________________________
The Registrant's Board of Directors has determined that William K. Grollman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

------------------------------------------------------------------------------
(a) Audit Fees for the Registrant were $49,000 and $47,000 for the fiscal years ended 2/29/04 and 2/28/03, respectively.

(b) Audit-Related Fees for the Registrant were $9,000 and $9,000 for the fiscal years ended 2/29/04 and 2/28/03, respectively. These amounts represent procedures performed in connection with the review of the Registrant's semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/29/04 and 2/28/03 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/29/04 and 2/28/03, respectively.

(c) Tax Fees for the Registrant were $7,500 and $7,500 for the fiscal years ended 2/29/04 and 2/28/03, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to the Registrant.

There were no fees billed for tax services by the Accountants to service affiliates for the fiscal years ended 2/29/04 and 2/28/03, respectively.

(d) There were no All Other Fees for the Registrant for the fiscal years ended 2/29/04 and 2/28/03, respectively.

There were no other fees billed for services rendered by the Accountant to service affiliates for the fiscal years ended 2/29/04 and 2/28/03, respectively, by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant's independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) N/A

(g) Non-audit fees billed by the Accountant for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $259,700 and $363,375 for the fiscal years ended 3/31/04 and 3/31/03, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the Accountant to service affiliates.

(h) Yes. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

------------------------------------------------------------------------------
(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, William K. Grollman, Chor Weng Tan and Arthur R. Taylor are members of the Audit Committee.

(b)  Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS

------------------------------------------------------------------------------

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

------------------------------------------------------------------------------
The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors' general oversight. The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose. The Policy and Process is set forth below.


          Policy and Process on Corporate Governance and Proxy Voting

                            NOMURA ASSET MANAGEMENT

                       NOMURA ASSET MANAGEMENT CO., LTD.
                      NOMURA ASSET MANAGEMENT U.S.A. INC.
                     NOMURA ASSET MANAGEMENT U.K. LIMITED
                   NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                   NOMURA ASSET MANAGEMENT HONG KONG LIMITED

                                  August 2003


I.   Basic Policy for Proxy Voting
---------------------------------

This policy regarding proxy voting has been adopted by Nomura Asset Management Co., Ltd. ("NAM") and its investment advisory subsidiaries (listed on Schedule
1). These companies are hereinafter collectively referred to as "Nomura Asset Management". The overall objective of Nomura Asset Management is to increase the value of its clients' investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company's equity securities only because we believe it is good investment. We will not acquire equity securities to obtain control of an issuer.

II.  Organizational Structure for Proxy Voting Process
------------------------------------------------------

The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM's overseas affiliates which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1. Proxy Voting Committee

The Proxy Voting Committee develops the firm's positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process. From time to time, it shall have direct decision-making input on a company's specific proxy voting matters, as more fully described in Section V of this Policy. NAM's Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee. The Proxy Voting Committee may be held whenever necessary.

2. Fund Administration Division (Fund Operation Department and Fund Accounting Department)

For accounts for which NAM serves as manager, its Fund Administration Division has the primary responsibility for handling proxy voting instructions. The Division also provides necessary supports to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, Fund Administration Division classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section VI below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered as "routine agenda". See III.) and (iii) its audit opinion attached to the company's financial statement is qualified. If a company meets one or more of the foregoing conditions, the company's proxy materials shall be forwarded to NAM's Corporate Research Department for its review. If none of the conditions apply to a company, Fund Administration Division shall instruct the custodian to vote for the agenda. For the agendas that have been forwarded to Corporate Research Department, Fund Administration Division shall instruct the custodian to vote in accordance with the determinations made by Corporate Research Department, or when necessary, the Proxy Voting Committee.

For a non-Japanese issuer, Fund Administration Division, after receiving the proxy materials from the custodian, shall forward such materials to either Corporate Research Department (for Japanese investment trusts) or Equity Investment Department (for NAM's institutional clients). If proxy materials are available through other information sources, Corporate Research Department or Equity Investment Department may rely upon the information from such sources. Fund Administration Division shall instruct the custodian to vote in accordance with the determinations made by Corporate Research Department or Equity Investment Department based on the recommendations made by the overseas affiliates, or when necessary, the determinations made by the Proxy Voting Committee. Records of the proxy voting instructed shall be maintained.

3. Operations Department at Overseas Affiliate

The operations department of each overseas affiliate ("Overseas Operations Department") generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client. The Overseas Operations Department shall also provide necessary supports to NAM or other overseas affiliates with respect the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward, if necessary, such materials to NAM or other relevant overseas affiliates. If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources. After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote. Records of the proxy voting instructed shall be maintained.

4. Corporate Research Department

NAM's Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List. Corporate Research Department reviews the proxy materials received from Fund Administration Division and informs of their determinations on proxy voting. When Corporate Research Department believes that further review is necessary, Corporate Research Department requests the Proxy Voting Committee to deliberate on a specific agenda in question. Corporate Research Department shall inform Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner. Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting.

Corporate Research Department also reviews the proxy materials received from NAM's overseas affiliates. Corporate Research Department shall provide its determinations on proxy voting through the process described above to the relevant overseas affiliate.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios, Corporate Research Department, after receiving the proxy materials from Fund Administration Division, shall forward such materials to the relevant overseas affiliates. The recommendations of the overseas affiliates are delivered to Corporate Research Department. General Manager of Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer a specific agenda to the Proxy Voting Committee.

5. Equity Investment Department

NAM's Equity Investment Department plays an important role in handling proxy voting for non-Japanese issuers whose equity securities are held in NAM's institutional accounts. Equity Investment Department, after receiving the proxy materials received from Fund Administration Division, shall forward such materials to the relevant overseas affiliates. The recommendations of the overseas affiliates are delivered to Equity Investment Department. General Manager of Equity Investment Department is responsible for the final determinations on proxy voting, or when necessary, may refer a specific agenda to the Proxy Voting Committee.

Equity Investment Department also provides its determinations on proxy voting to the overseas affiliates managing Japanese equity accounts. When Equity Investment Department finds that (i) a company is on the Watch List, (ii) its proxy agenda includes any extraordinary items, or (iii) its audit opinion attached to the company's financial statement is qualified, the company's proxy materials shall be forwarded to Corporate Research Department, and otherwise, Equity Investment Department shall recommend the overseas affiliate to vote for the agenda.

6. Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM's Japanese investment trust portfolios and institutional accounts. The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity recommendations. When necessary, other Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region. In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)) to formulate their recommendations. These recommendations are delivered to NAM's Corporate Research Department or Equity Investment Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts. For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended. The relevant overseas affiliate shall make the determinations on proxy voting through the process described above.

III.  Proxy Voting Process for Japanese Equities
------------------------------------------------

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1.   Corporate Research Department prepares, reviews and maintains the Watch
     List.
2. Fund Administration Division classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered as "routine agenda." See III.), and 3) their audit opinion attached to their financial statement is qualified.
3. If none of the conditions stated above applies to a company, Fund Administration Division then instructs the custodian to vote for the agenda.
4. When Fund Administration Division finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or
     (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.
5. Corporate Research Department reviews the agenda and when they find that the agenda has any problem, details are sent to the Proxy Voting Committee for its deliberation. When Corporate Research Department determines that there is no problem involved, Corporate Research Department informs Fund Administration Division of its determinations on proxy voting.

6. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. When the Proxy Voting Committee finds a specific agenda would not be in the clients' best interests, the Proxy Voting Committee shall determine whether to abstain from or vote against, such specific agenda. The Proxy Voting Committee's determinations shall be informed to Fund Administration Division.
7. The agendas reviewed by the Proxy Voting Committee shall be reported to the NAM's Management Committee or Board of Directors.
8. For Japanese issuers whose equity securities are held in the overseas affiliates' accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by the NAM's Equity Investment Department. When the Equity Investment Department finds that (i) a company is on the Watch List, (ii) its proxy agenda includes any extraordinary item, or (iii) its audit opinion attached to the company's financial statement is qualified, the company's proxy materials shall be forwarded to Corporate Research Department for its review, and otherwise, Equity Investment Department shall recommend Overseas Operations Department to vote for the agenda. Corporate Research Department shall provide its determinations through the process described above.

Note 1. "Routine agendas" are as follows:

     1. Appropriation of profit
     2. Election of directors (uncontested elections only)
     3. Election of statutory auditors
     4. Payment of lump sum bonus to retiring directors
     5. Payment of lump sum bonus to retiring statutory auditors
     6. Amendment to compensation table for directors or statutory auditors
     7. Notwithstanding foregoing, any shareholder proposal is not considered as routine proposals.

IV.  Proxy Voting Process for Non-Japanese Equities
---------------------------------------------------

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1. For institutional client accounts, cash flow of which is infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorised to do so by the client.
2. For Japanese investment trusts or other open-ended investment vehicles, cash-flow of which is frequent, Nomura Asset Management and its overseas affiliates shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy voting shall not be instructed if the exercise of proxy imposes any restriction on disposal of the securities. Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.
3. NAM's Corporate Research Department or Equity Investment Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of clients' best interests.

4. NAM's Fund Administration Division, after receiving the proxy materials from the custodian, shall forward such materials to Corporate Research Department or Equity Investment Department. If proxy material are available through other information sources, they may rely upon the information from such sources.
5. If the custodian has not sent a proxy material, Corporate Research Department or Equity Investment Department may seek information through other informational sources such as third party information venders.
6. Corporate Research Department or Equity Investment Department shall forward the proxy materials to the relevant overseas affiliates. The proxy materials that are available through other information sources may be used in lieu of their hardcopies.
7. Each overseas affiliate sends its proxy voting recommendations to Corporate Research Department or Equity Investment Department. The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.
8. Corporate Research Department or Equity Investment Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform Fund Administration Division of its determinations. Fund Administration Division shall instruct the custodian to vote in accordance therewith. When necessary, General Manager of Corporate Research Department or Equity Investment Department may refer a specific agenda to the Proxy Voting Committee for its review. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda referred to is not in our clients' best interests, it shall determine either to abstain from or vote against, such agenda. The determinations of the Proxy Voting Committee shall be informed to Fund Administration Division. The agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.
9. Corporate Research Department and Equity Investment Department shall maintain records of the proxy voting recommendations.
10. Fund Administration Division shall maintain records of the proxy voting instructed.
11. For non-Japanese issuers whose equity securities are held in the overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliate. The Overseas Investment Department shall provide its recommendations through the process described above.

V.  Proxy Voting Guidelines
---------------------------

The Proxy Voting Committee closely examines company voting agendas under the cases listed below. If it believes that a specific agenda is not in our clients' best interests, the Proxy Voting Committee shall decide either to abstain from or vote against, such agenda.

1) If it is publicly announced that the issuer violated the law or otherwise its conduct severely harms social interests. In such cases, Nomura Asset Management would vote for shareholder social or political proposals only if it enhances investment value.
2) If the issuer's audit opinion is qualified (for Japanese equity securities).
3) If the issuer's disclosure is inadequate and deemed to be considerably harmful to the investor interest.

4) If the issuer continuously reports poor business results and its management's efforts for improvement are found to be inadequate.
5) If the issuer plans a substantial change in its financial or business strategy and such plan has the potential to severely harm the shareholder interest or the issuer's long-term business development. Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan in consideration of the reasonable business judgment.
6) If the issuer's board of directors or statutory auditors do not provide an adequate level of internal control and is likely to harm shareholder interest.
7) If an extraordinary agenda such as amendment to articles of incorporation is proposed which is likely to harm shareholder value.
8) For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.

VI.  The Watch List
-------------------7

Instructing exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of the problematic companies that requires increased review (the "Watch List"). A separate Watch List is created for Japanese and non-Japanese issuers.

1. Watch List Criteria for Japanese Companies: A Japanese company shall be placed on the Watch List if:

    a. it is publicly announced that the company violated the law and/or if it was determined that the company's conduct severely harms social interests;
    b. the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders' interests and to the company's future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;
    c.  it meets one or more of the following conditions:
        i. the company has an accumulated deficit in the most recent accounting period;
        ii. the company has reported losses or has paid no dividend for the past three accounting periods;
        iii. the company has reported losses or has paid no dividend for the past five accounting periods, and has an accumulated deficit in the most recent accounting period.
    d.  it meets one or more of the following conditions:
        i. the company's net financial assets exceed its the total market capitalization;
        ii. the company's net financial assets exceed 50 percent of its total sales;
        iii. the company's net financial assets exceed 50 percent of its total assets;
        iv.  the company's ROE is below 5 percent.
             (The term "net financial asset" shall equal current assets less current liabilities)
    e.  it meets one or more of the following conditions:

        i. For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
        ii For a company listed on the Second Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
        iii For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.

2. Watch List Criteria for non-Japanese Issuers: A non-Japanese company shall be placed on the Watch List if:

    a.  if it meets one or more of the following conditions:
        i. its investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods. If sector classification information is not available for a certain company, the company is compared to the MSCI country index to which the issuer belong;
        ii. its investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by 70 percent for the past three years. If sector classification information is not available with respect for a certain company, the company is compared within the MSCI country index to which the issuer belongs;
        iii. when Nomura Asset Management holds more than 1 percent of all the outstanding shares of a certain issuer.
    b. Corporate Research Department or Equity Investment Department shall produce and send the Watch List to the overseas affiliates and other relevant departments. Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. The overseas affiliate, when necessary, may add a company to the Watch List;
    c. General Manager of Research Department or Equity Investment Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List. Corporate Research Department or Equity Investment Department shall maintain records of their determinations;
    d. The Watch List generally shall be up-dated on semi-annual basis. Screening criteria shall be reviewed when necessary, and any change to the criteria must be approved by the Proxy Voting Committee.

VII.  Conflicts of Interest
---------------------------

Due to the nature of Nomura Asset Management's business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example,

Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service venders (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer. If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.

VIII. Positions on Special Matters
----------------------------------

Corporate Governance
--------------------

o    Election of Directors
    Nomura Asset Management votes for the management's proposed directors in uncontested elections. For contested elections, we vote for candidates that best serve our clients' best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to the shareholder's interest.

o    Mergers, Acquisitions and Other Corporate Restructurings
    Nomura Asset Management views all proposals on a case-by-case basis by looking at the financial impact on our clients.

o    Anti-takeover Measures
    Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures may depress the company's market value.

    Shareholder Rights Protection Plans (Poison Pills): Shareholder rights plans, typically known as poison pills, often involve issuing stock purchase rights or warrants to shareholders. These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares. Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices. This increases the costs to the potential acquirer, thus making the takeover less attractive.

    Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights plans (i.e., "Poison Pills"). Therefore, we support, in principal, proposals that ask that shareholders to approve such plans. Nomura Asset Management will assess shareholder rights plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

    Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction. Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders. As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while vote for proposals that remove supermajority voting requirements.

Capital Structure Changes
-------------------------

o    Increased Authorized  Common Stocks
    Companies may request increases in authorized stocks for a variety of legitimate business purposes. For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings. Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

o    "Blank Check" Preferred Stocks
    Nomura Asset Management will highly scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company's board of directors when the stocks are issued ("Blank Check Preferred Stock"). We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval. To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights. All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.

Management Compensation
-----------------------

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company's long-term shareholders. We vote against plans that are inconsistent or inequitable with the company's overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility
-----------------------------------

NOMURA ASSET MANAGEMENT BELIEVES IT IS MANAGEMENT'S RESPONSIBILITY TO HANDLE ORDINARY BUSINESS MATTERS. RATHER THAN ARBITRARILY IMPOSE A JUDGMENT ON SUCH MATTERS, WE WILL TYPICALLY ABSTAIN FROM VOTING ON PROPOSALS CONCERNING CORPORATE AND SOCIAL POLICY ISSUES. HOWEVER, NOMURA ASSET MANAGEMENT MAY DECIDE TO VOTE ON SUCH ISSUES ON A CASE-BY-CASE BASIS RECOGNIZING THAT CORPORATE AND SOCIAL RESPONSIBILITY ISSUES SOMETIMES DO IMPACT THE RISK-ADJUSTED FINANCIAL RETURN OF OUR INVESTMENTS.

Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting

Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

------------------------------------------------------------------------------
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------

         The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

         The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

         The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.


ITEM 10.  CONTROLS AND PROCEDURES

------------------------------------------------------------------------------
The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS

------------------------------------------------------------------------------
99(a)(1) Code of Ethics.
99(a)(2) Certifications of Principal Executive Officer and Principal Financial
          Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
99(a)(3) Not applicable.

99.(b)(1) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
          2002 are furnished herewith as an exhibit.

                                  SIGNATURES

                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)

Date:    May 12, 2004
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:    May 12, 2004
-------------------------------------



                                      44